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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                             ----------------------------

                                       FORM 8-K

                             ----------------------------

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


              NOVEMBER 27, 1998                                1-12261
-----------------------------------------------         ----------------------
Date of Report (Date of earliest event reported)        Commission File Number


                                SUPERIOR TELECOM INC.
                (Exact name of registrant as specified in its charter)


          DELAWARE                                     55-2248978
-------------------------------          ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


                                   1790 BROADWAY
                           NEW YORK, NEW YORK 10019-1412
                 ---------------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)


                                    (212) 757-3333
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

     This Current Report on Form 8-K contains financial statements required by
Item 7 of Form 8-K with respect to the acquisition by Superior TeleCom Inc. of Essex International Inc. The acquisition was initially reported in Superior TeleCom Inc.'s Form 10-Q for the fiscal quarter ended October 31, 1998 and filed December 14, 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable

(b) Pro Forma Condensed Combined Financial Statements (Unaudited)


    Superior TeleCom Inc. ("Superior") is providing the following unaudited pro forma financial information to give a picture of what the results of operations and financial position of Superior, Cables of Zion United Works Ltd. ("Cables of Zion"), acquired May 5, 1998, and Essex International Inc. ("Essex") would have looked like, absent any operational or other changes, if those businesses had been combined for the periods and at the dates indicated.

    The unaudited pro forma condensed combined financial statements of Superior give effect to the following, as if these acquisitions had occurred on May 1, 1997.

     (i) the acquisition of Cables of Zion and

     (ii) the cash tender offer whereby Superior acquired 81% of Essex on November 27, 1998.

    The acquisitions are reflected using the purchase method of accounting for business combinations. The pro forma adjustments have been applied to

     (i) the historical financial statements of Superior for the fiscal year ended April 30, 1998, which statements have been derived from Superior's audited consolidated financial statements,

     (ii) the unaudited condensed historical financial statements of Superior as of October 31, 1998 and for the six months then ended,

     (iii) the unaudited condensed historical financial statements of Essex for the twelve-month period ended March 31, 1998,

     (iv) the unaudited condensed historical financial statements of Essex as of September 30, 1998 and for the six months then ended and

     (v) the unaudited condensed historical financial statements of Cables of Zion for the twelve-month period ended March 31, 1998.

    The unaudited pro forma condensed combined financial information is provided for comparative purposes only and does not purport to be indicative of the results that actually would have been achieved if the events set forth above had been effected on the dates indicated or of those results that may be achieved in the future. These pro forma financial statements are based on estimates of values and transaction costs, among other things. Accordingly, the actual recording of the transactions can be expected to differ from these pro forma financial statements.

    On February 3, 1999, the Company effected a five-for-four stock split by paying a stock dividend on its common stock at the rate of one share of common stock for each four shares held of record at the close of business on January 20, 1999. All references to Superior's shares of common stock and to per share information in this Current Report on Form 8-K have been adjusted to give effect to this stock dividend on a retroactive basis.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

             FOR THE TWELVE MONTHS ENDED APRIL 30, 1998 (SUPERIOR), MARCH 31, 1998 (ESSEX) AND MARCH 31, 1998 (CABLES OF ZION)

                                                                             HISTORICAL
                                                 HISTORICAL     HISTORICAL    CABLES OF    PRO FORMA
                                                  SUPERIOR        ESSEX         ZION      ADJUSTMENTS     PRO FORMA
                                                -------------  ------------  -----------  ------------  -------------
                                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales.....................................  $     516,599  $  1,675,969   $  84,678                 $   2,277,246
Cost of goods sold............................        417,358     1,343,228      70,370           134(a)    1,831,090
                                                -------------  ------------  -----------  ------------  -------------
  Gross profit................................         99,241       332,741      14,308          (134)        446,156
Selling, general and administrative
  expenses....................................         22,181       150,872       8,199          (690)(b)     179,562
                                                                                               (1,000)(b)
Amortization of goodwill......................          1,715         4,233                        79(a)       19,205
                                                                                               13,178(c)
                                                -------------  ------------  -----------  ------------  -------------
  Operating income............................         75,345       177,636       6,109       (11,701)        247,389
Interest expense..............................         (8,090)      (33,946)     (1,697)      (80,296)(d)    (124,029)
Other income (expense), net...................            206           703      (1,416)                         (507)
                                                -------------  ------------  -----------  ------------  -------------
  Income before income taxes and
    minority interest.........................         67,461       144,393       2,996       (91,997)        122,853
Provision for income taxes....................        (26,786)      (58,000)       (441)       30,094(e)      (55,133)
                                                -------------  ------------  -----------  ------------  -------------
  Income before minority interest in
    subsidiary................................         40,675        86,393       2,555       (61,903)         67,720
Minority interest in earnings of subsidiary...                                      (79)      (17,330)(f)     (17,409)
                                                -------------  ------------  -----------  ------------  -------------
  Net income..................................  $      40,675  $     86,393   $   2,476    $  (79,233)  $      50,311
                                                -------------  ------------  -----------  ------------  -------------
                                                -------------  ------------  -----------  ------------  -------------
Net income per share of common stock:
  Basic:
    Basic net income per share of common
      stock...................................          $2.01                                                   $2.49
                                                -------------                                           -------------
                                                -------------                                           -------------
    Average common shares outstanding.........     20,205,000                                              20,205,000
                                                -------------                                           -------------
                                                -------------                                           -------------
  Diluted:
    Diluted net income per share of common
      stock...................................          $1.97                                                   $2.43
                                                -------------                                           -------------
                                                -------------                                           -------------
    Average common shares outstanding.........     20,683,000                                              20,683,000
                                                -------------                                           -------------
                                                -------------                                           -------------

   See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

              FOR THE SIX MONTHS ENDED OCTOBER 31, 1998 (SUPERIOR)
                         AND SEPTEMBER 30, 1998 (ESSEX)

                                                             HISTORICAL    HISTORICAL   PRO FORMA
                                                              SUPERIOR       ESSEX     ADJUSTMENTS     PRO FORMA
                                                            -------------  ----------  ------------  -------------
                                                                    (IN THOUSANDS, EXCEPT PER SHARE DATA)

Net sales.................................................  $     302,971  $  756,936                $   1,059,907
Cost of goods sold........................................        235,203     609,266                      844,469
                                                            -------------  ----------                -------------
  Gross profit............................................         67,768     147,670                      215,438
Selling, general and administrative expenses..............         16,368      70,697         (500)(b)      86,565
Unusual charges (1).......................................                      6,003                        6,003
Amortization of goodwill..................................            884       2,150        6,589 (c)       9,623
                                                            -------------  ----------  ------------  -------------
  Operating income........................................         50,516      68,820       (6,089)        113,247
Interest expense..........................................         (4,270)    (12,804)     (44,051)(d)     (61,125)
Other income (expense), net...............................           (691)      1,298                          607
                                                            -------------  ----------  ------------  -------------
  Income before income taxes and minority interest........         45,555      57,314      (50,140)         52,729
Provision for income taxes................................        (18,026)    (22,791)      16,500 (e)     (24,317)
                                                            -------------  ----------  ------------  -------------
  Income before minority interest in subsidiary...........         27,529      34,523      (33,640)         28,412
Minority interest in earnings of subsidiary...............           (628)                  (5,213)(f)      (5,841)
                                                            -------------  ----------  ------------  -------------
  Net income..............................................  $      26,901  $   34,523   $  (38,853)  $      22,571
                                                            -------------  ----------  ------------  -------------
                                                            -------------  ----------  ------------  -------------
Net income per share of common stock:
  Basic:
    Income before unusual charges.........................          $1.33                                    $1.30
    Unusual charges(1)....................................       --                                          (0.18)
                                                            -------------                            -------------
      Net income per basic share of common stock..........          $1.33                                    $1.12
                                                            -------------                            -------------
                                                            -------------                            -------------
    Average common shares outstanding.....................     20,151,000                               20,151,000
                                                            -------------                            -------------
                                                            -------------                            -------------
  Diluted:
    Income before unusal charges..........................          $1.30                                    $1.26
    Unusual charges(1)....................................       --                                          (0.17)
                                                            -------------                            -------------
      Net income per diluted share of common stock........          $1.30                                    $1.09
                                                            -------------                            -------------
                                                            -------------                            -------------
    Average common shares outstanding.....................     20,736,000                               20,736,000
                                                            -------------                            -------------
                                                            -------------                            -------------

------------------------

(1) During its quarter ended September 30, 1998, Essex recorded unusual charges of $3,600 ($6,003 before tax) with respect to an early retirement program offered to certain senior executives of the company and plant closing costs.

 See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial
                                   Statements

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

        AS OF OCTOBER 31, 1998 (SUPERIOR) AND SEPTEMBER 30, 1998 (ESSEX)

                                                                  HISTORICAL  HISTORICAL   PRO FORMA
                                                                   SUPERIOR     ESSEX     ADJUSTMENTS    PRO FORMA
                                                                  ----------  ----------  ------------  ------------
                                                                         (DOLLARS IN THOUSANDS)
                             ASSETS

Current assets:
  Cash and cash equivelents.....................................  $   12,734  $    7,626                    $     20,360
  Accounts receivable, net......................................      61,974     204,871                         266,845
  Inventories...................................................      58,679     268,377                         327,056
  Other curent assets...........................................      10,285      13,162                          23,447
                                                                  ----------  ----------                    ------------
    Total current assets........................................     143,672     494,036                         637,708

Property, plant equipment, net..................................     126,588     298,377                         424,965
Other assets....................................................      10,086       6,361        (1,358)(g)        45,762
                                                                                                (2,127)(g)
                                                                                                32,800 (h)
Goodwill, net...................................................      45,161     130,550       555,873 (i)       731,584
                                                                  ----------  ----------  ------------      ------------
    Total assets................................................  $  325,507  $  929,324  $    585,188      $  1,840,019
                                                                  ----------  ----------  ------------      ------------
                                                                  ----------  ----------  ------------      ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable..............................................  $   58,265  $   64,068  $                 $    122,333
  Accrued expenses..............................................      28,939      74,659        10,000 (i)       113,598
  Notes payable to banks........................................                 157,730       (25,630)(g)       132,100
  Current portion of long-term debt.............................       6,868       2,500                           9,368
                                                                  ----------  ----------  ------------      ------------
    Total current liabilities:..................................      94,072     298,957       (15,630)          377,399
Long-term debt, less current portion............................      96,222     258,892     1,189,600 (h)     1,210,244
                                                                                              (334,470)(g)
Minority interest in subsidiary.................................      16,283                    56,809 (j)        73,092
Other long-term liabilities.....................................      19,827      72,481                          92,308
                                                                  ----------  ----------  ------------      ------------
    Total liabilities...........................................     226,404     630,330       896,309         1,753,043
                                                                  ----------  ----------  ------------      ------------
Stockholders equity:
  Common stock..................................................         162         302          (302)(i)           162
  Capital in excess of par value................................      28,355     198,379      (198,379)(i)        28,355
  Accumulated comprehensive income..............................      (4,218)                                     (4,218)
  Retained earnings.............................................      80,921     154,434      (154,434)(i)        68,794
                                                                                                (2,127)(g)
                                                                                               (10,000)(k)
                                                                  ----------  ----------  ------------      ------------
                                                                     105,220     353,115      (365,242)           93,093
  Shares of common stock in treasury............................      (6,117)    (54,121)       54,121 (i)        (6,117)
                                                                  ----------  ----------  ------------      ------------
    Total stockholders' equity..................................      99,103     298,994      (311,121)           86,976
                                                                  ----------  ----------  ------------      ------------
      Total liabilities and stockholders' equity................  $  325,507  $  929,324  $    585,188      $  1,840,019
                                                                  ----------  ----------  ------------      ------------
                                                                  ----------  ----------  ------------      ------------

  See accompanying Notes to Pro Forma Condensed Combined Financial Statements.

    NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(a) Reflects the changes to historical depreciation and the incremental goodwill amortization resulting from the acquisition of Cables of Zion which was completed in May 1998.

(b) Reflects the elimination of management fees allocated by the controlling shareholders of Cables of Zion ($690,000) and Essex ($1 million) for the twelve months ended March 31, 1998. Net sales and expenses of Cables of Zion and Essex would not have materially changed without the management services provided by the respective controlling shareholders.

(c) Reflects the incremental goodwill amortization resulting from the acquisition of Essex.

(d) Reflects the adjustment to interest expense resulting from debt incurred. The effect on net income, net of tax, of a 1/8% variance in the interest rates related to the term loans, revolving credit facility and senior subordinated debt would be approximately $0.9 million for the twelve months ended April 30, 1998 and approximately $0.4 million for the six months ended October 31, 1998.

(e) Reflects the pro forma adjustment to income tax expense resulting from the Cables of Zion and Essex transactions. The pro forma effective tax rate of 44.9% and 46.1% for the twelve months ended April 30, 1998 and the six months ended October 31, 1998, respectively, reflects the non-deductibility of purchased goodwill.

(f) Reflects the adjustment to minority interest in earnings of subsidiaries to reflect (i) the 49% minority interest in Cables of Zion for the twelve months ended April 30, 1998 and (ii) the 19% minority interest in Essex for the twelve months ended April 30, 1998 and the six months ended October 31, 1998.

(g) Reflects the debt extinguished in connection with the financing described in Note (h) and the write-off of $1.4 million and $2.1 million, respectively, in deferred financing charges previously capitalized by Essex and Superior.

(h) Represents the proceeds from Superior's initial borrowings under the new facilities as follows:

                                                             AMOUNT
                                                          (IN MILLIONS)
                                                           -----------

        Term Loan A.......................................   $   500.0
        Term Loan B.......................................       425.0
        Revolving credit facility*........................        64.6
        Senior subordinated notes.........................       200.0
                                                           -----------
                                                             $ 1,189.6
                                                           -----------
                                                           -----------

       *Total availability under Superior's revolving credit facility amounts to $225 million.

   The use of these proceeds from Superior's initial borrowings are as follows, with no net impact to cash.

                                                                    AMOUNT
                                                                 (IN MILLIONS)
                                                                  -----------
           Use of proceeds:
                Purchase 81% of Essex common stock................  $   722.0
                Repay Essex existing long-term debt...............      270.1
                Repay Superior existing long-term debt............       90.0
                Redemption of Essex unexercised stock options.....       47.5
                Transaction fees and other expenses...............       60.0
                                                                    ---------
                    Total use of proceeds.........................  $ 1,189.6
                                                                    ---------
                                                                    ---------

   In connection with the above facilities, Superior estimates that deferred financing charges will amount to approximately $32.8 million.

(i) Reflects the preliminary allocation of the purchase price to 81% of the net assets of Essex based upon estimated fair values of such assets:

                                                                    AMOUNT
                                                                 (IN MILLIONS)
                                                                  -----------

Estimated acquisition cost (including $17.2m in expense)........   $   739.2
Less: historical book values of net assets at September 30, 1998      (299.0)
Add: Minority interest in Essex.................................        56.8
     Redemption of Essex unexercised stock options..............        47.5
     Accrual of expenses........................................        10.0
     Write-off of Essex's deferred financing charges............         1.4
                                                                  ----------
Acquisition goodwill (to be amortized over 40 years)............   $   555.9
                                                                  ----------
                                                                  ----------

(j) Reflects the 19% minority interest in Essex as of September 30, 1998.

(k) Reflects the impact to retained earnings for the $10.0 million transaction fee paid to The Alpine Group, Inc. with respect to the Essex acquisition. The fee paid to Alpine is a direct acquisition cost of Essex and, accordingly, is being expensed by Superior as a nonrecurring internal acquisition cost.

(c)  Exhibits
     --------

     Exhibit 1 Consent of Ernst & Young LLP, independent auditors, with respect to financial statements of Essex International Inc.


     Reference is made to the exhibits to Superior's Form 10-Q for the fiscal quarter ended October 31, 1998, which are incorporated herein by reference.

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 10, 1999          SUPERIOR TELECOM INC.



                                   By: /s/ David S. Aldridge
                                      -------------------------------
                                       David S. Aldridge
                                       Chief Financial Officer

                                   EXHIBIT INDEX

Exhibit 1 Consent of Ernst & Young LLP, independent auditors, with respect to financial statements of Essex International Inc.